ESOP (Schedule of Shares Held by the ESOP) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Sep. 30, 2013	Sep. 30, 2012
ESOP PLAN [Abstract]
Allocated to participants	30,022	30,351	16,862	3,372
Unearned	239,439	239,439	242,811	256,301
Total ESOP shares	269,461	269,790	269,790	269,790
Fair value of unearned shares (in thousands)	$ 3,440	$ 3,355	$ 3,509	$ 3,158